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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                NOVEMBER 20, 2002




                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                      1-8180                  59-2052286
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)




                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On November 20, 2002, we filed, as Exhibit 1.1 to a Current Report on Form 8-K, the Purchase Agreement dated as of November 15, 2002 between TECO Energy, Inc. and Credit Suisse First Boston Corporation (the "Purchase Agreement"). Due to a printer's error in submitting the Current Report, a portion of the Purchase Agreement was omitted. To correct this omission, we are re-filing the Purchase Agreement in its entirety as Exhibit 1.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.


         (c)   Exhibits.

               1.1 Purchase Agreement dated as of November 15, 2002 between TECO Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 21, 2002                  TECO ENERGY, INC.


                                     By: /s/ Sandra W. Callahan
                                         ---------------------------------
                                         Sandra W. Callahan
                                         Vice President--Treasury and Risk
                                         Management (Treasurer)



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

1.1 Purchase Agreement dated as of November 15, 2002 between TECO Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.